UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21477

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund
(Exact name of registrant as specified in charter)

385 East Colorado Boulevard, Pasadena, CA			91101
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-888-777-0102

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2012

ITEM 1.                 REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2012

Annual Report

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

(WIW)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Fund objectives

The Fund’s primary investment objective is to provide current income. Capital appreciation, when consistent with current income, is a secondary investment objective.

What’s inside

Letter to shareholders	II
Investment commentary	V
Fund overview	1
Fund at a glance	5
Spread duration	6
Effective duration	7
Schedule of investments	8
Statement of assets and liabilities	16
Statement of operations	17
Statements of changes in net assets	18
Financial highlights	19
Notes to financial statements	20
Report of independent registered public accounting firm	37
Board approval of investment advisory and investment management agreements	39
Additional information	43
Annual principal executive officer and principal financial officer certifications	48
Other shareholder communications regarding accounting matters	49
Dividend reinvestment plan	50
Important tax information	52

Letter to shareholders

Dear Shareholder,

We thank you for your investment in Western Asset/Claymore Inflation-Linked Opportunities & Income Fund. As investment adviser for the Fund, we are pleased to submit the Fund’s annual shareholder report for the twelve-month reporting period ended December 31, 2012.

For the twelve-month period ended December 31, 2012, the Fund returned 7.35% based on its net asset value (“NAV”)i and 7.64% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays U.S. Government Inflation-Linked 1-10 Year Indexii and the Barclays U.S. Government Inflation-Linked All Maturities Indexiii, returned 5.08% and 7.26%, respectively, for the same period. All Fund returns cited — whether based on NAV or market price — assume the reinvestment of all distributions. Past performance does not guarantee future results. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

The largest contributor to the Fund’s absolute performance during the reporting period was its exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”)iv. They posted strong performance given declining Treasury yields and rising inflation expectations.

Allocations to investment grade and high-yield corporate bonds, as well as emerging market debt were rewarded as spreads narrowed given generally robust investor demand. In particular, the Fund’s investment grade holdings in the Financials sector, such as overweights in Wells Fargo & Co., General Electric Capital Corp., and Ford Motor Credit Co. in the Consumer Discretionary sector, were beneficial for results. Individual high-yield bond standouts included overweights in El Paso Corp., Sprint Nextel Corp. and HCA, Inc.

Elsewhere, the Fund’s allocation to Canadian inflation-linked securities (“linkers”) was rewarded. They generated strong results given Canada’s relative strength versus other developed countries.

The largest detractor from the Fund’s absolute performance for the period was its allocation to U.K. inflation-linked bonds. This was not beneficial as they underperformed U.S. TIPS.

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund	III

As of December 31, 2012, the Fund’s market price of $13.20 per share represented a discount of 11.59% to its NAV of $14.93 per share. In each month of 2012, the Fund provided its investors with a distribution of $0.0335 per share. The most recent distribution represents an annualized distribution rate of 3.05% based on the Fund’s last closing market price of $13.20 as of December 31, 2012.

In December 2011, the Fund declared its January 2012 distribution. This distribution was payable January 31, 2012 to shareholders of record as of December 30, 2011, and was made to allow the Fund to meet its 2011 distribution requirement.

The Fund’s investment objective is to provide current income. Capital appreciation, when consistent with current income, is a secondary objective. Under the Fund’s investment policies, under normal market conditions and at the time of purchase, the Fund will invest:

•  At least 80% of its total managed assetsv in inflation-linked securities

•  No more than 40% of its total managed assets in below investment grade securities

•  Up to 100% of its total managed assets in non-U.S. dollar investments, which gives the Fund the flexibility to invest up to 100% of its total assets in non-U.S. dollar inflation-linked securities (up to 100% of its non-U.S. dollar exposure may be unhedged)

Each of the foregoing policies is a non-fundamental policy that may be changed without shareholder approval. The Fund has also adopted the following non-fundamental policy, which, to the extent required by applicable law, may only be changed after notice to shareholders: under normal market conditions, the Fund will invest at least 80% of its total managed assets in inflation-protected securities and non-inflation-protected securities and instruments with the potential to enhance the Fund’s income. To the extent permitted by the foregoing policies, the Fund may invest in emerging market debt securities. Reverse repurchase agreements and other forms of leverage will not exceed 38% of the Fund’s total managed assets. The Fund currently expects that the average effective durationvi of its portfolio will range between zero and fifteen years, although this target duration may change from time to time. The Fund may enter into credit default swap contracts for investment purposes, to manage its credit risk or to add leverage.

Shareholders have the opportunity to reinvest their dividends from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 50 of this report. In general, if shares are trading at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares.

Recent regulations adopted by the Commodity Futures Trading Commission (the “CFTC”) require operators of registered investment companies, including

IV	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Letter to shareholders (cont’d)

closed-end funds, to register as “commodity pool operators” unless the fund limits its investments in commodity interests. Effective December 31, 2012, your Fund’s manager has claimed the exclusion from the definition of “commodity pool operator.” More information about the CFTC rules and their effect on the Fund is included later in this report on page 38.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.guggenheiminvestments.com/wiw.

Sincerely,

Guggenheim Funds Investment Advisors, LLC

January 31, 2013

i           Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ii        The Barclays U.S. Government Inflation-Linked 1-10 Year Index measures the performance of the intermediate U.S. TIPS market.

iii     The Barclays U.S. Government Inflation-Linked All Maturities Index measures the performance of the U.S. TIPS market. The Index includes TIPS with one or more years remaining maturity with total outstanding issue size of $500 million or more.

iv      U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and twenty year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

v         “Total managed assets” equals the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage).

vi      Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities. (For example, some bonds can be prepaid by the issuer.)

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund	V

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended December 31, 2012, but it did so at an uneven pace. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 2.0% in the first quarter of 2012. The economy then slowed in the second quarter, as GDP growth was a tepid 1.3%. Economic growth accelerated to 3.1% in the third quarter, partially due to increased private inventory investment, higher federal government spending and moderating imports. However, this was a temporary uptick, as the Commerce Department’s initial estimate showed that fourth quarter GDP contracted 0.1%. This was the first negative reading since the second quarter of 2009, and was driven by a reversal of the above factors, as private inventory investment and federal government spending weakened.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 8.3%. Unemployment then generally declined and was 7.8% in September 2012, the lowest rate since January 2009, but still high by historical standards. The unemployment rate then rose to 7.9% in October, before falling to 7.8% in November, where it remained in December. The number of longer-term unemployed continued to be a headwind for the economy, as roughly 39% of the 12.2 million people without a job have been out of work for more than six months.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), while existing-home sales dipped 1.0% on a seasonally adjusted basis in December 2012 versus the previous month, they were still 12.8% higher than in December 2011. In addition, the NAR reported that the median existing-home price for all housing types was $180,800 in December 2012, up 11.5% from December 2011. This marked the tenth consecutive month that home prices rose compared to the same period a year earlier. Furthermore, the inventory of homes available for sale fell 8.5% in December, which represents a 4.4 month supply at the current sales pace. This represents the lowest inventory since May 2005.

The manufacturing sector expanded during much of the reporting period, although it experienced several soft patches. Based on the Institute for Supply Management’s PMI (“PMI”)ii, after expanding 34 consecutive months, the PMI fell to 49.7 in June 2012, which represented the first contraction in the manufacturing sector since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing continued to contract in July and August before ticking up to 51.5 in September and 51.7 in October. The PMI fell back to contraction territory with a reading of 49.5 in November, its lowest level since July 2009. However, manufacturing again expanded in December, with the PMI increasing to 50.7.

Growth generally moderated overseas and, in some cases, fell back into a recession. But in its January 2013 World Economic Outlook Update, after the reporting period ended, the International Monetary Fund (“IMF”) stated that

VI	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Investment commentary (cont’d)

“Global growth is projected to increase during 2013, as the factors underlying soft global activity are expected to subside. However, this upturn is projected to be more gradual than in the October 2012 World Economic Outlook projections.” The IMF projects that global growth will increase from 3.2% in 2012 to 3.5% in 2013. From a regional perspective, the IMF anticipates 2013 growth will be -0.2% in the Eurozone. Growth in emerging market countries is expected to remain higher than in their developed country counterparts, and the IMF projects that emerging market growth will increase from 5.1% in 2012 to 5.5% in 2013. In particular, China’s economy is expected to grow 8.2% in 2013, versus 7.8% in 2012. Elsewhere, the IMF projects that growth in India will increase from 4.5% in 2012 to 5.9% in 2013.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In January 2012, the Fed extended the period it expects to keep rates on hold until at least through late 2014. At its June 2012 meeting, the Fed announced that it would continue its program of purchasing longer-term Treasury securities and selling an equal amount of shorter-term Treasury securities (often referred to as “Operation Twist”) until the end of 2012. In September, the Fed announced a third round of quantitative easing (“QE3”), which involves purchasing $40 billion each month of agency mortgage-backed securities on an open-end basis. In addition, the Fed further extended the duration that it expects to keep the federal funds rate on hold, until at least mid-2015. Finally, at its meeting in December, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities, as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “...as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v lowered interest rates from 1.50% to 1.25% in November 2011 and to 1.00% the following month. In July 2012, the ECB cut rates from 1.00% to 0.75%, a record low. In September the ECB introduced its Outright Monetary Transactions program (“OMT”). With the OMT, the ECB can purchase an unlimited amount of bonds that are issued by troubled Eurozone countries, provided the countries formally ask to participate in the program and agree to certain conditions. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. In September, the Bank of Japan announced that it would increase its asset-purchase program and extend its duration by six months until the end of 2013. Elsewhere, with growth rates declining, both China and India lowered their cash reserve ratio for banks. China also cut its key interest rate in early June and again in July.

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund	VII

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Western Asset Management Company

January 31, 2013

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

i           Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii        The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii     The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv      The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v         The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2012 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to provide current income. Capital appreciation, when consistent with current income, is a secondary investment objective. Under normal market conditions and at the time of purchase, the Fund will invest at least 80% of its total managed assetsi in inflation-linked securities. The Fund may also invest up to 40% of its total managed assets in below investment grade securities. The Fund may invest up to 100% of its total managed assets in non-U.S. dollar investments which gives the Fund flexibility to invest up to 100% of its total managed assets in non-U.S. dollar inflation-linked securities (up to 100% of its non-U.S. dollar exposure may be unhedged). The Fund currently expects that the average effective durationii of its portfolio will range between zero and fifteen years, although this target duration may change from time to time. There can be no assurance that the Fund will achieve its investment objectives.

At Western Asset Management Company (“Western Asset”), the Fund’s investment adviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) overcame several periods of heightened risk aversion and outperformed equal-duration Treasuries over the twelve months ended December 31, 2012. To a great extent, demand for the spread sectors was robust during the first two months of the reporting period. This was due to several factors, including signs that the U.S. economy was gathering momentum and some progress in the European sovereign debt crisis. However, fears that the economy may be experiencing a soft patch and contagion fears from Europe led to flights to quality during portions of March, April and May 2012. The spread sectors then generally rallied over the last seven months of the period as investor sentiment was largely positive.

Short-term U.S. Treasury yields fluctuated in 2012, but ended the year where they began. In contrast, 10-year Treasury yields fell from 1.89% to 1.78% during the twelve months ended December 31, 2012. When the period began, two-year Treasury yields were 0.25%. They moved as low as 0.21% on January 17, 2012 and as high as 0.41% on March 20, 2012. Ten-year Treasury yields were 1.89% at the beginning of the period and peaked at 2.39% on March 19, 2012. On July 25, 2012, ten-year Treasuries closed at an all-time low of 1.43%. Yields then moved higher due to some positive developments in Europe and additional Federal Reserve Board (“Fed”)iii actions to stimulate the economy. When the reporting period ended on December 31, 2012, two-year Treasury yields were 0.25% and ten-year Treasury yields were 1.78%. All told, the Barclays U.S. Aggregate Indexiv returned 4.22% for the twelve months ended December 31, 2012.

2	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2012 Annual Report

Fund overview (cont’d)

Inflation was relatively benign during the reporting period. For the twelve months ended December 31, 2012, the seasonally unadjusted rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”)v, was 1.74%. The CPI-U less food and energy was 1.89% over the same time frame. However, inflation-protected securities generated solid results during the reporting period due to expectations for higher inflation given continued Fed policy accommodation. During the twelve months ended December 31, 2012, the Barclays U.S. TIPS Indexvi gained 6.98%.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. We increased our allocations to investment grade corporate Financials and Industrials and the Fund’s cash position. We also increased the Fund’s exposures to high-yield corporate bonds and U.S. dollar-denominated emerging market debt. In contrast, we reduced the Fund’s allocations to U.S. Treasury Inflation-Protected Securities (“TIPS”)vii and non-agency mortgage-backed securities (“MBS”).

The Fund employed U.S. Treasury futures and options on U.S. Treasury futures as well as Euro-Bund futures and options on Euro-Bund futures during the reporting period to manage its yield curveviii positioning and durationix. The use of these instruments contributed to performance. Credit default swaps were used to manage our credit exposure. The use of these instruments helped performance. Currency forwards, which were used to manage our currency exposures, were a drag on results.

Performance review

For the twelve months ended December 31, 2012, Western Asset/Claymore Inflation-Linked Opportunities & Income Fund returned 7.35% based on its net asset value (“NAV”)x and 7.64% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays U.S. Government Inflation-Linked 1-10 Year Indexxi and the Barclays U.S. Government Inflation-Linked All Maturities Indexxii, returned 5.08% and 7.26%, respectively, for the same period. The Barclays World Government Inflation-Linked All Maturities Indexxiii and the Fund’s Custom Benchmarkxiv returned 6.95% and 7.90%, respectively, over the same time frame.

During the twelve-month period, the Fund made distributions to shareholders totaling $0.37 per share. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of December 31, 2012. Past performance is no guarantee of future results.

Performance Snapshot as of December 31, 2012

Price Per Share	12-Month Total Return*
$14.93 (NAV)	7.35%†
$13.20 (Market Price)	7.64%‡

All figures represent past performance and are not a guarantee of future results.

*       Total returns are based on changes in NAV or market price, respectively.

†        Total return assumes the reinvestment of all distributions at NAV.

‡       Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2012 Annual Report	3

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s absolute performance during the reporting period was its exposure to U.S. TIPS. They posted strong performance given declining Treasury yields and rising inflation expectations.

Allocations to investment grade and high-yield corporate bonds, as well as emerging market debt were rewarded as spreads narrowed given generally robust investor demand. In particular, the Fund’s investment grade holdings in the Financials sector, such as overweights in Wells Fargo & Co., General Electric Capital Corp., and Ford Motor Credit Co. in the Consumer Discretionary Sector, were beneficial for results. Individual high-yield bond standouts included overweights in El Paso Corp., Sprint Nextel Corp. and HCA, Inc.

Elsewhere, our allocation to Canadian inflation-linked securities (“linkers”) was rewarded. They contributed positively to performance, given Canada’s relative strength versus other developed countries.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s absolute performance for the period was its allocation to U.K. inflation-linked bonds. This was not beneficial as they underperformed U.S. TIPS.

Thank you for your investment in Western Asset/Claymore Inflation-Linked Opportunities & Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 22, 2013

RISKS: Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed income investment’s price. The Fund is subject to the additional risks associated with inflation-protected securities, including liquidity risk, prepayment risk, extension risk and deflation risk. Investments in foreign companies, including emerging markets, involve risks beyond those inherent solely in domestic investments. Leverage may cause a fund to be more volatile than if the fund had not been leveraged, which may increase the risk of investment loss. To the extent that the Fund invests in asset-backed, mortgage-backed or mortgage-related securities, its exposure to prepayment and extension risks may be greater than investments in other fixed-income securities. International investments are subject to currency fluctuations, as well as social, economic and political risks. These risks are magnified in emerging markets.

Portfolio holdings and breakdowns are as of December 31, 2012 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 8 through 15 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2012: U.S. Treasury Inflation Protected Securities (76.3%), Corporate Bonds & Notes (12.5%), Non-U.S. Treasury Inflation Protected Securities (5.2%), Sovereign Bonds (2.2%) and Collateralized Mortgage Obligations (0.6%) The Fund’s portfolio composition is subject to change at any time.

4	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2012 Annual Report

Fund overview (cont’d)

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i              “Total managed assets” equals the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage).

ii           Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities. (For example, some bonds can be prepaid by the issuer.)

iii        The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv         The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

v            The Consumer Price Index for All Urban Consumers (“CPI-U”) is a measure of the average change in prices over time of goods and services purchased by households, which covers approximately 87% of the total population and includes, in addition to wage earners and clerical worker households, groups such as professional, managerial and technical workers, the self-employed, short-term workers, the unemployed and retirees and others not in the labor force.

vi         The Barclays U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation-Linked Index securities.

vii      U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and twenty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

viii   The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

ix         Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

x            Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total investments) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

xi         The Barclays U.S. Government Inflation-Linked 1-10 Year Index measures the performance of the intermediate U.S. TIPS market.

xii      The Barclays U.S. Government Inflation-Linked All Maturities Index measures the performance of the U.S. TIPS market. The Index includes TIPS with one or more years remaining maturity with total outstanding issue size of $500 million or more.

xiii   The Barclays World Government Inflation-Linked All Maturities Index measures the performance of the major government inflation-linked bond markets.

xiv    The Custom Benchmark is comprised of 90% Barclays U.S. Government Inflation-Linked All Maturities Index, 5% Barclays Capital U.S. Credit Index and 5% JPMorgan Emerging Markets Bond Index Plus (“EMBI+”). The Barclays Capital U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher). The EMBI+ is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2012 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†  The bar graph above represents the composition of the Fund’s investments as of December 31, 2012 and December 31, 2011 and does not include derivatives such as written options, forward foreign currency contracts, futures contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2012 Annual Report

Spread duration (unaudited)

Economic Exposure — December 31, 2012

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Government Inflation-Linked All Maturities Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WIW	— Western Asset/Claymore Inflation-Linked Opportunites & Income Fund

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2012 Annual Report	7

Effective duration (unaudited)

Interest Rate Exposure — December 31, 2012

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Government Inflation-Linked All Maturities Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WIW	— Western Asset/Claymore Inflation-Linked Opportunites & Income Fund

8	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2012 Annual Report

Schedule of investments

December 31, 2012

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Treasury Inflation Protected Securities — 76.3%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	6,933,567	$ 9,353,271
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	105,999,497	139,008,376
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	4,284,180	5,545,669
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	7,778,900	11,094,656
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	6,191,284	10,262,053
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	18,525,681	27,183,547	(a)
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	12,707,289	18,764,104
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	12,238,573	13,404,101
U.S. Treasury Notes, Inflation Indexed	0.625%	4/15/13	73,324,800	73,233,144
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/13	3,715,437	3,775,233
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/14	34,753,022	35,863,485
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/15	24,229,000	25,741,423
U.S. Treasury Notes, Inflation Indexed	0.500%	4/15/15	40,956,522	42,735,591
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/15	35,594,253	38,806,064
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/16	65,429,486	72,544,942
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/16	796,465	838,653
U.S. Treasury Notes, Inflation Indexed	2.375%	1/15/17	24,902,456	28,943,277
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/17	15,276,600	16,359,085
U.S. Treasury Notes, Inflation Indexed	2.625%	7/15/17	34,019,033	40,764,361
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/18	31,270,094	36,265,992
U.S. Treasury Notes, Inflation Indexed	1.375%	7/15/18	18,804,606	21,889,728
U.S. Treasury Notes, Inflation Indexed	2.125%	1/15/19	5,925,755	7,194,702
U.S. Treasury Notes, Inflation Indexed	1.125%	1/15/21	3,246,372	3,812,964
U.S. Treasury Notes, Inflation Indexed	0.625%	7/15/21	2,411,899	2,741,651
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/22	9,167,609	9,955,455
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/22	885,192	960,918
Total U.S. Treasury Inflation Protected Securities (Cost — $628,288,312)				697,042,445
Asset-Backed Securities — 0.1%
Bayview Financial Acquisition Trust, 2004-C A1	0.840%	5/28/44	22,892	22,556	(b)
Bear Stearns Asset-Backed Securities Inc., 2007-SD2 2A1	0.610%	9/25/46	132,914	99,098	(b)
Bear Stearns Asset-Backed Securities Trust, 2001-3 A1	1.110%	10/27/32	8,331	7,597	(b)
New Century Home Equity Loan Trust, 2003-A M1	1.335%	10/25/33	249,356	225,099	(b)(c)
Security National Mortgage Loan Trust, 2006-3A A2	5.830%	1/25/37	300,000	213,158	(b)(c)
Total Asset-Backed Securities (Cost — $378,443)				567,508

See Notes to Financial Statements.

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2012 Annual Report	9

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — 0.6%
Bear Stearns Adjustable Rate Mortgage Trust, 2004-1 23A1	5.362%	4/25/34	186,348	$ 183,842	(b)
Bear Stearns Alt-A Trust, 2007-1 1A1	0.370%	1/25/47	240,346	115,258	(b)
Countrywide Alternative Loan Trust, 2004-33 1A1	2.950%	12/25/34	9,850	9,175	(b)
Countrywide Alternative Loan Trust, 2004-33 2A1	3.181%	12/25/34	9,118	8,386	(b)
Downey Savings & Loan Association Mortgage Loan Trust, 2004-AR1 A2B	1.050%	9/19/44	42,768	28,127	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4013 AI, IO	4.000%	2/15/39	13,263,480	2,163,978
Federal Home Loan Mortgage Corp. (FHLMC), 4057 UI, IO	3.000%	5/15/27	6,980,253	681,249
Federal Home Loan Mortgage Corp. (FHLMC), 4085, IO	3.000%	6/15/27	5,942,621	777,255
First Horizon Alternative Mortgage Securities, 2006-FA8 1A8	0.580%	2/25/37	251,490	154,125	(b)
Harborview Mortgage Loan Trust, 2006-02	3.001%	2/25/36	312,877	207,553	(b)
MASTR Adjustable Rate Mortgages Trust, 2006-OA1 1A1	0.420%	4/25/46	542,406	372,559	(b)
Morgan Stanley Mortgage Loan Trust, 2007-11AR 2A3	2.761%	6/25/37	214,768	115,655	(b)
Nomura Asset Acceptance Corp., 2004-AR4 1A1	2.658%	12/25/34	59,412	59,882	(b)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.108%	9/25/37	175,066	179,203	(b)
WaMu Mortgage Pass-Through Certificates, 2004-AR08 A1	0.670%	6/25/44	30,706	26,261	(b)
WaMu Mortgage Pass-Through Certificates, 2007-HY1 4A1	2.687%	2/25/37	367,261	293,124	(b)
WaMu Mortgage Pass-Through Certificates, 2007-HY3 1A1	2.505%	3/25/37	260,449	189,126	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR06 2A	1.126%	8/25/46	330,090	178,441	(b)
Total Collateralized Mortgage Obligations (Cost — $5,479,391)				5,743,199
Collateralized Senior Loans — 0.2%
Consumer Discretionary — 0.1%
Multiline Retail — 0.1%
Dollar General Corp., Term Loan B1	2.962%	7/7/14	1,067,120	1,072,188	(d)
Health Care — 0.0%
Health Care Providers & Services — 0.0%
Community Health Systems Inc., Term Loan	3.811%	1/25/17	119,208	119,822	(d)
Telecommunication Services — 0.1%
Wireless Telecommunication Services — 0.1%
MetroPCS Wireless Inc., Term Loan B2	4.071%	11/3/16	878,448	880,827	(d)
Total Collateralized Senior Loans (Cost — $2,003,728)				2,072,837

See Notes to Financial Statements.

10	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 12.5%
Consumer Discretionary — 1.7%
Automobiles — 0.6%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	690,000	$ 759,000
Eaton Corp., Senior Notes	4.150%	11/2/42	2,660,000	2,690,066	(c)
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	1,940,000	2,259,204
Total Automobiles				5,708,270
Hotels, Restaurants & Leisure — 0.2%
Boyd Gaming Corp., Senior Notes	9.000%	7/1/20	1,020,000	1,004,700	(c)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	150,000	166,500
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	170,000	192,100
Total Hotels, Restaurants & Leisure				1,363,300
Media — 0.9%
Cengage Learning Acquisitions Inc., Senior Secured Notes	11.500%	4/15/20	1,200,000	1,035,000	(c)
Charter Communications Inc., Senior Notes	6.500%	4/30/21	1,250,000	1,348,437
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,300,000	1,540,500
Grupo Televisa SA, Senior Notes	6.625%	3/18/25	860,000	1,110,564
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	2,000,000	2,035,000	(c)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	1,000,000	1,032,500	(c)
Total Media				8,102,001
Total Consumer Discretionary				15,173,571
Consumer Staples — 0.9%
Beverages — 0.2%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.625%	4/15/15	1,320,000	1,408,510
Food Products — 0.4%
Mondelez International Inc., Senior Notes	4.125%	2/9/16	3,490,000	3,802,372
Tobacco — 0.3%
Reynolds American Inc., Senior Notes	3.250%	11/1/22	2,700,000	2,712,137
Total Consumer Staples				7,923,019
Energy — 2.4%
Oil, Gas & Consumable Fuels — 2.4%
Arch Coal Inc., Senior Notes	7.250%	6/15/21	1,000,000	922,500
Chesapeake Energy Corp., Senior Notes	6.775%	3/15/19	640,000	640,800
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	460,000	493,350
Chesapeake Midstream Partners LP/CHKM Finance Corp., Senior Notes	6.125%	7/15/22	2,020,000	2,176,550
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	1,000,000	1,072,500
Concho Resources Inc., Senior Notes	5.500%	10/1/22	740,000	780,700

See Notes to Financial Statements.

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2012 Annual Report	11

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Continental Resources Inc., Senior Notes	7.125%	4/1/21	570,000	$ 644,100
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	695,796	784,510	(c)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	620,000	801,350
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	2,000,000	2,349,986
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	1,135,000	1,295,319	(b)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	1,060,000	1,099,750	(c)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	360,000	393,300
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	5.500%	2/15/23	500,000	542,500
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	1,000,000	1,072,500
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	750,000	844,365
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	300,000	380,126
Plains Exploration & Production Co., Senior Notes	6.750%	2/1/22	1,080,000	1,212,300
PT Pertamina Persero, Senior Notes	4.875%	5/3/22	740,000	808,450	(c)
Range Resources Corp., Senior Notes	5.000%	8/15/22	190,000	198,550
Range Resources Corp., Senior Subordinated Notes	5.750%	6/1/21	500,000	535,000
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	1,000,000	1,095,000
Samson Investment Co., Senior Notes	9.750%	2/15/20	1,250,000	1,321,875	(c)
WPX Energy Inc., Senior Notes	6.000%	1/15/22	500,000	538,750
Total Energy				22,004,131
Financials — 3.5%
Commercial Banks — 1.7%
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	2,910,000	2,906,362
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	2/11/13	7,473,000	7,435,635	(b)(e)
Wells Fargo & Co., Senior Notes	1.500%	1/16/18	5,500,000	5,509,020
Total Commercial Banks				15,851,017
Consumer Finance — 0.4%
Ally Financial Inc., Senior Notes	5.500%	2/15/17	1,090,000	1,166,042
American Express Credit Corp., Senior Notes	2.750%	9/15/15	2,170,000	2,274,989
Total Consumer Finance				3,441,031
Diversified Financial Services — 1.4%
Bank of America Corp., Senior Notes	4.500%	4/1/15	1,990,000	2,121,193
Citigroup Inc., Junior Subordinated Notes	5.950%	1/30/23	1,410,000	1,427,625	(b)(e)
Citigroup Inc., Junior Subordinated Notes	5.900%	2/15/23	410,000	414,010	(b)(e)
Citigroup Inc., Senior Notes	6.010%	1/15/15	2,560,000	2,797,350
General Electric Capital Corp., Junior Subordinated Bonds	7.125%	6/15/22	4,000,000	4,521,160	(b)(e)

See Notes to Financial Statements.

12	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — continued
General Electric Capital Corp., Junior Subordinated Bonds	6.250%	12/15/22	1,500,000	$ 1,633,470	(b)(e)
Total Diversified Financial Services				12,914,808
Total Financials				32,206,856
Health Care — 0.7%
Health Care Providers & Services — 0.4%
CHS/Community Health Systems Inc., Senior Notes	7.125%	7/15/20	1,300,000	1,387,750
HCA Inc., Senior Secured Notes	7.875%	2/15/20	200,000	222,500
HCA Inc., Senior Secured Notes	7.250%	9/15/20	800,000	886,000
Tenet Healthcare Corp., Senior Secured Notes	6.250%	11/1/18	750,000	823,125
Total Health Care Providers & Services				3,319,375
Pharmaceuticals — 0.3%
Teva Pharmaceutical Finance Co. BV, Senior Notes	2.950%	12/18/22	2,700,000	2,731,206
Total Health Care				6,050,581
Industrials — 0.6%
Aerospace & Defense — 0.3%
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	2,000,000	2,195,000
Electrical Equipment — 0.2%
Eaton Corp., Senior Notes	2.750%	11/2/22	1,930,000	1,924,044	(c)
Machinery — 0.1%
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	1,080,000	1,080,000	(c)
Total Industrials				5,199,044
Information Technology — 0.1%
Internet Software & Services — 0.1%
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	1,250,000	1,390,625
Materials — 1.5%
Chemicals — 0.2%
LyondellBasell Industries NV, Senior Notes	6.000%	11/15/21	1,400,000	1,641,500
Construction Materials — 0.1%
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	460,000	497,950	(c)
Containers & Packaging — 0.2%
Ball Corp., Senior Notes	7.375%	9/1/19	1,070,000	1,190,375
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	7.125%	4/15/19	1,070,000	1,150,250
Total Containers & Packaging				2,340,625

See Notes to Financial Statements.

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2012 Annual Report	13

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Metals & Mining — 0.9%
Evraz Group SA, Senior Notes	9.500%	4/24/18	400,000		$ 456,000	(c)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	720,000		756,000	(c)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	1,200,000		1,227,000	(c)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.550%	3/1/22	2,700,000		2,677,795
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	1,100,000		1,124,750	(c)
Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	1,250,000		1,381,250
Vale Overseas Ltd., Notes	6.875%	11/21/36	730,000		904,894
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	310,000		330,927
Total Metals & Mining					8,858,616
Paper & Forest Products — 0.1%
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	420,000		465,150	(c)
Total Materials					13,803,841
Telecommunication Services — 0.7%
Diversified Telecommunication Services — 0.5%
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	1,250,000		1,356,250	(c)
UPCB Finance V Ltd., Senior Secured Notes	7.250%	11/15/21	980,000		1,078,000	(c)
UPCB Finance VI Ltd., Senior Secured Notes	6.875%	1/15/22	150,000		162,375	(c)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	1,000,000		1,020,000	(c)(f)
Windstream Corp., Senior Notes	7.500%	4/1/23	750,000		789,375
Total Diversified Telecommunication Services					4,406,000
Wireless Telecommunication Services — 0.2%
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	400,000		452,000	(c)
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	860,000		1,062,100	(c)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	430,000		492,887	(c)
Total Wireless Telecommunication Services					2,006,987
Total Telecommunication Services					6,412,987
Utilities — 0.4%
Independent Power Producers & Energy Traders — 0.4%
AES Corp., Senior Notes	8.000%	6/1/20	1,300,000		1,495,000
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	1,170,000		1,322,100	(c)
Colbun SA, Senior Notes	6.000%	1/21/20	180,000		200,216	(c)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	1,000,000		1,127,500
Total Utilities					4,144,816
Total Corporate Bonds & Notes (Cost — $110,537,242)					114,309,471
Non-U.S. Treasury Inflation Protected Securities — 5.2%
Canada — 1.3%
Government of Canada, Bonds	4.250%	12/1/26	7,582,694	CAD	12,205,797

See Notes to Financial Statements.

14	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
United Kingdom — 3.9%
United Kingdom Treasury Gilt, Bonds	0.500%	3/22/50	2,301,360	GBP	$ 4,263,284	(c)
United Kingdom Treasury Gilt, Bonds	1.250%	11/22/55	12,852,656	GBP	30,993,084
Total United Kingdom					35,256,368
Total Non-U.S. Treasury Inflation Protected Securities (Cost — $45,587,716)					47,462,165
Sovereign Bonds — 2.2%
Argentina — 0.1%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	570,000		508,834
Brazil — 0.4%
Federative Republic of Brazil, Senior Notes	4.875%	1/22/21	2,690,000		3,241,450
Colombia — 0.2%
Republic of Colombia, Senior Bonds	4.375%	7/12/21	1,255,000		1,445,133
Indonesia — 0.1%
Republic of Indonesia, Notes	3.750%	4/25/22	830,000		884,988	(c)
Mexico — 0.2%
United Mexican States, Medium-Term Notes	6.050%	1/11/40	1,606,000		2,153,646
Panama — 0.0%
Republic of Panama	6.700%	1/26/36	270,000		383,400
Peru — 0.1%
Republic of Peru	8.750%	11/21/33	650,000		1,129,375
Philippines — 0.2%
Republic of the Philippines, Senior Bonds	5.500%	3/30/26	1,120,000		1,416,800
Russia — 0.3%
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	2,483,875		3,190,289	(c)
Turkey — 0.3%
Republic of Turkey, Senior Bonds	5.625%	3/30/21	2,325,000		2,760,937
Venezuela — 0.3%
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	2,605,000		2,455,212	(c)
Total Sovereign Bonds (Cost — $17,922,940)					19,570,064
U.S. Government & Agency Obligations — 0.2%
U.S. Government Obligations — 0.2%
U.S. Treasury Notes (Cost — $1,485,898)	1.625%	8/15/22	1,490,000		1,480,223
Total Investments before Short-Term Investments (Cost — $811,683,670)					888,247,912

See Notes to Financial Statements.

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2012 Annual Report	15

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Short-Term Investments — 0.6%
Repurchase Agreements — 0.6%
Barclays Capital Inc. repurchase agreement dated 12/31/12; Proceeds at maturity — $5,662,050; (Fully collateralized by U.S. Treasury Notes, 0.250% due 9/15/15; Market Value — $5,775,752) (Cost — $5,662,000)	0.160%	1/2/13	5,662,000	$ 5,662,000
Total Investments — 97.9% (Cost — $817,345,670#)				893,909,912
Other Assets in Excess of Liabilities — 2.1%				19,331,580
Total Net Assets — 100.0%				$913,241,492

†       Face amount denominated in U.S. dollars, unless otherwise noted.

(a)    All or a portion of this security is held at the broker as collateral for open futures contracts.

(b)   Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)    Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)   Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(e)    Security has no maturity date. The date shown represents the next call date.

(f)     Payment-in-kind security for which part of the income earned may be paid as additional principal.

#       Aggregate cost for federal income tax purposes is $817,589,366.

Abbreviations used in this schedule:

CAD	— Canadian Dollar
GBP	— British Pound
IO	— Interest Only

Schedule of Written Options

Security	Expiration Date	Strike Price	Contracts	Value
U.S. Treasury 30-Year Notes, Put (Premiums received — $146,225)	1/25/13	$146.00	200	$162,500

See Notes to Financial Statements.

16	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2012 Annual Report

Statement of assets and liabilities

December 31, 2012

Assets:
Investments, at value (Cost — $817,345,670)	$893,909,912
Foreign currency, at value (Cost — $13,239,147)	13,251,937
Interest receivable	6,206,830
Deposits with brokers for open futures contracts	872,006
Receivable from broker — variation margin on open futures contracts	335,913
Unrealized appreciation on forward foreign currency contracts	156,202
Swaps, at value (net premiums received — $62,138)	93,364
Receivable for open swap contracts	7,867
Prepaid expenses	26,378
Total Assets	914,860,409

Liabilities:
Unrealized depreciation on forward foreign currency contracts	838,788
Investment advisory fee payable	465,120
Written options, at value (premiums received — $146,225)	162,500
Due to custodian	32,303
Administration fee payable	31,008
Accrued expenses	89,198
Total Liabilities	1,618,917
Total Net Assets	$913,241,492

Net Assets:
Common shares, no par value, unlimited number of shares authorized, 61,184,134 shares issued and outstanding (Note 5)	844,376,761
Overdistributed net investment income	(857,120)
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(6,697,206)
Net unrealized appreciation on investments, futures contracts, written options, swap contracts and foreign currencies	76,419,057
Total Net Assets	$913,241,492

Shares Outstanding	61,184,134

Net Asset Value	$14.93

See Notes to Financial Statements.

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2012 Annual Report	17

Statement of operations

For the Year Ended December 31, 2012

Investment Income:
Interest	$23,435,841

Expenses:
Investment advisory fee (Note 2)	5,384,695
Administration fees (Note 2)	358,980
Legal fees	94,777
Fund accounting fees	81,807
Trustees’ fees	79,720
Transfer agent fees	65,156
Stock exchange listing fees	52,753
Audit and tax	39,599
Insurance	18,469
Custody fees	16,026
Excise tax (Note 1)	7,334
Shareholder reports	549
Miscellaneous expenses	8,315
Total Expenses	6,208,180
Net Investment Income	17,227,661

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	50,108,839
Futures contracts	(473,243)
Written options	4,892,824
Swap contracts	78,750
Foreign currency transactions	(1,391,314)
Net Realized Gain	53,215,856
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(6,675,647)
Futures contracts	385,192
Written options	(16,275)
Swap contracts	155,502
Foreign currencies	(1,142,977)
Change in Net Unrealized Appreciation (Depreciation)	(7,294,205)
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	45,921,651
Increase in Net Assets from Operations	$63,149,312

See Notes to Financial Statements.

18	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2012 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2012	2011

Operations:
Net investment income	$ 17,227,661	$ 31,376,926
Net realized gain	53,215,856	27,214,827
Change in net unrealized appreciation (depreciation)	(7,294,205)	34,695,863
Increase in Net Assets From Operations	63,149,312	93,287,616

Distributions to Shareholders From (Note 1):
Net investment income	(19,450,312)	(32,366,407)
Net realized gains	(3,096,042)	—
Decrease in Net Assets From Distributions to Shareholders	(22,546,354)	(32,366,407)
Increase in Net Assets	40,602,958	60,921,209

Net Assets:
Beginning of year	872,638,534	811,717,325
End of year*	$913,241,492	$872,638,534
* Includes overdistributed net investment income of:	$(857,120)	$(1,795,935)

See Notes to Financial Statements.

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2012 Annual Report	19

Financial highlights

For a share of common stock outstanding throughout each year ended December 31:

	2012	2011	2010	2009	2008

Net asset value, beginning of year	$14.26	$13.27	$12.94	$11.39	$13.53

Income (loss) from operations:
Net investment income[1]	0.28	0.51	0.36	0.40	0.86
Net realized and unrealized gain (loss)	0.76	1.01	0.45	1.65	(2.09)
Total income (loss) from operations	1.04	1.52	0.81	2.05	(1.23)

Less distributions from:
Net investment income	(0.32)	(0.53)	(0.41)	(0.44)	(0.91)
Net realized gains	(0.05)	—	—	—	—
Return of capital	—	—	(0.07)	(0.06)	—
Total distributions	(0.37)	(0.53)	(0.48)	(0.50)	(0.91)

Net asset value, end of year	$14.93	$14.26	$13.27	$12.94	$11.39

Market price, end of year	$13.20	$12.61	$12.53	$12.04	$10.49
Total return, based on NAV[2,3]	7.35%	11.61%	6.30%	18.40%	(9.50)%
Total return, based on Market Price[4]	7.64%	4.90%	8.12%	19.91%	(3.37)%

Net assets, end of year (000s)	$913,241	$872,639	$811,717	$791,708	$696,833

Ratios to average net assets[5]:
Gross expenses	0.69%	0.68%	0.75%	0.95%	1.20%
Net expenses[6]	0.69	0.68	0.75	0.95	1.20
Net investment income	1.92	3.70	2.75	3.27	6.57

Portfolio turnover rate	91%	61%	48%	41%	52%

1         Per share amounts have been calculated using the average shares method.

2         Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3         The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.

4         The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

5         Gross expenses reflects operating expenses prior to any compensating balance arrangements, fee waivers and/or expense reimbursements. Net expenses reflects expenses less any compensating balance arrangements, fee waivers and/or expense reimbursements.

6         The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

20	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2012 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, closed-end management investment company. The Fund commenced operations on February 25, 2004.

The Fund’s primary investment objective is to provide current income for its shareholders. Capital appreciation, when consistent with current income, is a secondary investment objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2012 Annual Report	21

calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•  Level 1 — quoted prices in active markets for identical investments

22	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2012 Annual Report

Notes to financial statements (cont’d)

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
U.S. treasury inflation protected securities	—	$697,042,445	—	$697,042,445
Asset-backed securities	—	567,508	—	567,508
Collateralized mortgage obligations	—	5,743,199	—	5,743,199
Collateralized senior loans	—	2,072,837	—	2,072,837
Corporate bonds & notes	—	114,309,471	—	114,309,471
Non-U.S. treasury inflation protected securities	—	47,462,165	—	47,462,165
Sovereign bonds	—	19,570,064	—	19,570,064
U.S. government & agency obligations	—	1,480,223	—	1,480,223
Total long-term investments	—	$888,247,912	—	$888,247,912
Short-term investments†	—	5,662,000	—	5,662,000
Total investments	—	$893,909,912	—	$893,909,912
Other financial instruments:
Futures contracts	$385,192	—	—	$ 385,192
Forward foreign currency contracts	—	$ 156,202	—	156,202
Credit default swaps on credit indices — sell protection‡	—	93,364	—	93,364
Total other financial instruments	$385,192	$ 249,566	—	$ 634,758
Total	$385,192	$894,159,478	—	$894,544,670

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$162,500	—	—	$ 162,500
Forward foreign currency contracts	—	$838,788	—	838,788
Total	$162,500	$838,788	—	$1,001,288

†  See Schedule of Investments for additional detailed categorizations.

‡  Values include any premiums paid or received with respect to swap contracts.

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2012 Annual Report	23

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or foreign currencies or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized

24	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2012 Annual Report

Notes to financial statements (cont’d)

gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2012 Annual Report	25

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2012, the total notional value of all credit default swaps to sell protection is $23,600,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended December 31, 2012, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the

26	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2012 Annual Report

Notes to financial statements (cont’d)

Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(g) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2012 Annual Report	27

principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund

28	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2012 Annual Report

Notes to financial statements (cont’d)

and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2012 Annual Report	29

denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of December 31, 2012, the Fund held written options and forward foreign currency contracts with credit related contingent features which had a liability position of $1,001,288. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use

30	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2012 Annual Report

Notes to financial statements (cont’d)

of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(o) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $7,334 of Federal excise taxes attributable to calendar year 2011 in March 2012.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2012, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2012 Annual Report	31

values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$4,125,218	—	$(4,125,218)
(b)	(963,752)	$963,752	—

(a)  Reclassifications are primarily due to a non-deductible excise tax paid by the Fund and a taxable overdistribution.

(b)  Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of swaps.

2. Investment advisory agreement and other transactions with affiliates

The Fund has entered into an investment advisory agreement with Guggenheim Fund Investment Advisors, LLC (“Investment Adviser”), which provides for payment of a monthly fee computed at the annual rate of 0.60% of the Fund’s average weekly assets. The Investment Adviser has, in turn, entered into an Investment Management Agreement with Western Asset Management Company (“Investment Manager”), pursuant to which the Investment Manager provides investment management services to the Fund. In exchange for the services provided by the Investment Manager, the Investment Adviser pays a portion of the fees it receives from the Fund to the Investment Manager, at the annual rate of 0.27% of the Fund’s average weekly assets. “Average weekly assets” means the average weekly value of the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). For purposes of calculating “average weekly assets,” liabilities associated with any instrument or transactions used by the Investment Manager to leverage the Fund’s portfolio (whether or not such instruments or transactions are “covered” as described in the prospectus) is considered a liability.

Western Asset Management Company Limited (“Western Asset London”), Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”) and Western Asset Management Company Ltd (“Western Asset Japan”) are also the Fund’s investment managers. Western Asset London, Western Asset Singapore and Western Asset Japan provide certain investment management services to the Fund relating to currency transactions and investment in non- U.S. denominated securities. Western Asset London, Western Asset Singapore and Western Asset Japan do not receive any compensation from the Fund.

Under an administrative agreement with the Fund, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) (“Administrator”), an affiliate of the Investment Manager, provides certain administrative and accounting functions for the Fund. The Fund paid the Administrator a monthly fee at an annual rate of 0.04% of the Fund’s average weekly assets, subject to an annual minimum fee of $225,000.

32	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2012 Annual Report

Notes to financial statements (cont’d)

3. Investments

During the year ended December 31, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$255,991,577	$518,729,946
Sales	171,371,329	619,194,307

At December 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$77,661,782
Gross unrealized depreciation	(1,341,236)
Net unrealized appreciation	$76,320,546

During the year ended December 31, 2012, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2011	—	—
Options written	10,835	$ 6,494,740
Options closed	(7,477)	(5,195,872)
Options exercised	(364)	(169,442)
Options expired	(2,794)	(983,201)
Written options, outstanding as of December 31, 2012	200	$ 146,225

At December 31, 2012, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Sell:
U.S. Treasury 10-Year Notes	20	3/13	$ 2,664,036	$ 2,655,625	$ 8,411
U.S. Treasury 30-Year Bonds	380	3/13	56,426,781	56,050,000	376,781
Net unrealized gain on open futures contracts					$385,192

At December 31, 2012, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Canadian Dollar	Credit Suisse First Boston Inc.	3,000,000	$ 3,013,107	2/15/13	$ (17,164)
Canadian Dollar	Credit Suisse First Boston Inc.	20,600,000	20,690,002	2/15/13	156,202
					139,038

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2012 Annual Report	33

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Sell:
British Pound	Credit Suisse First Boston Inc.	2,500,000	$ 4,060,587	2/15/13	$ (47,190)
British Pound	Credit Suisse First Boston Inc.	19,005,000	30,868,585	2/15/13	(521,306)
Canadian Dollar	Citibank N.A.	7,930,820	7,965,470	2/15/13	(29,531)
Canadian Dollar	Credit Suisse First Boston Inc.	38,177,419	38,344,216	2/15/13	(223,597)
					(821,624)
Net unrealized loss on open forward foreign currency contracts					$(682,586)

At December 31, 2012, the Fund held the following swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Barclays Capital Inc. (Markit CDX.NA.IG.18 Index)	$ 9,100,000	6/20/17	1.000% quarterly	$61,199	$(60,298)	$121,497
Barclays Capital Inc. (Markit CDX.NA.IG.19 Index)	4,500,000	12/20/17	1.000% quarterly	9,982	8,586	1,396
Barclays Capital Inc. (Markit CDX.NA.IG.19 Index)	10,000,000	12/20/17	1.000% quarterly	22,183	(10,426)	32,609
Total	$23,600,000			$93,364	$(62,138)	$155,502

1  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2  The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3  The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†  Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

34	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2012 Annual Report

Notes to financial statements (cont’d)

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2012.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts[2]	$385,192	—	—	$385,192
Swap contracts[3]	—	—	$93,364	93,364
Forward foreign currency contracts	—	$156,202	—	156,202
Total	$385,192	$156,202	$93,364	$634,758

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Written options	$162,500	—	$ 162,500
Forward foreign currency contracts	—	$838,788	838,788
Total	$162,500	$838,788	$1,001,288

1  Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2  Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

3  Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2012. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$ (530,081)	—	—	$ (530,081)
Written options	4,892,824	—	—	4,892,824
Futures contracts	(473,243)	—	—	(473,243)
Swap contracts	—	—	$78,750	78,750
Forward foreign currency contracts	—	$(2,152,625)	—	(2,152,625)
Total	$3,889,500	$(2,152,625)	$78,750	$ 1,815,625

1  Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2012 Annual Report	35

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	$ (16,275)	—	—	$ (16,275)
Futures contracts	385,192	—	—	385,192
Swap contracts	—	—	$155,502	155,502
Forward foreign currency contracts	—	$(1,037,145)	—	(1,037,145)
Total	$368,917	$(1,037,145)	$155,502	$ (512,726)

During the year ended December 31, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$ 6,717
Written options	155,087
Forward foreign currency contracts (to buy)	15,360,321
Forward foreign currency contracts (to sell)	70,045,322
Futures contracts (to buy)†	45,206,527
Futures contracts (to sell)	35,446,321

Average Notional Balance
Credit default swap contracts (to sell protection)	$7,476,923

†  At December 31, 2012, there were no open positions held in this derivative.

5. Common shares

Of the 61,184,134 shares of common stock outstanding at December 31, 2012, the Investment Manager owned 6,981 shares.

6. Trustee compensation

Each Independent Trustee receives a fee of $20,000 for serving as a Trustee of the Fund and a fee of $1,500 and related expenses for each meeting of the Board of Trustees attended. The Chairman of the Board receives an additional $5,000 for serving in that capacity. The Audit Committee Chairman and the Governance and Nominating Committee Chairman each receive an additional $3,000 for serving in their respective capacities. Members of the Audit Committee and the Governance and Nominating Committee receive $500 for each committee meeting attended.

7. Distributions subsequent to December 31, 2012

On January 2, 2013, the Fund’s Board of Trustees (the “Board”) declared a distribution in the amount of $0.0335 per share, payable on January 31, 2013 to shareholders of record on January 15, 2013.

36	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2012 Annual Report

Notes to financial statements (cont’d)

On February 1, 2013, the Board declared a distribution in the amount of $0.0335 per share, payable on February 28, 2013 to shareholders of record on February 15, 2013.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2012	2011
Distributions Paid From:
Ordinary income	$19,450,312	$32,366,407
Net long-term capital gains	3,096,042	—
Total taxable distributions	$22,546,354	$32,366,407

As of December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

Other book/tax temporary differences(a)	$ (7,310,630)
Unrealized appreciation (depreciation)(b)	76,175,361
Total accumulated earnings (losses) — net	$68,864,731

During the taxable year ended December 31, 2012, the Fund utilized all of its capital loss carryforward available from prior years.

(a)  Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, the deferral of late year ordinary losses for tax purposes, book/tax differences in the treatment of treasury inflation protected securities and book/tax differences in the timing of the deductibility of various expenses.

(b)  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2012 Annual Report	37

Report of independent registered public accounting firm

To the Board of Trustees and Shareholders of Western Asset/Claymore Inflation-Linked Opportunities & Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (the “Fund”) at December 31, 2012, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 19, 2013

38	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Commodity exchange act regulation exclusion (unaudited)

The Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the Fund under the CEA. As a result, effective December 31, 2012, the Fund is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) (collectively, “commodity interests”) or options on commodity futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the Commodity Futures Trading Commission. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in such investments may not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund	39

Board approval of investment advisory and investment management agreements (unaudited)

The Independent Trustees considered the Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and Guggenheim Funds Investment Advisors, LLC (“Guggenheim”) and the Investment Management Agreements (each a “Management Agreement” and together with the Advisory Agreement, the “Agreements”) between Guggenheim and Western Asset Management Company (“Western Asset”), and separately between Guggenheim, Western Asset and each of Western Asset Management Company Limited (“WAML”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd in Japan (“Western Japan,” and together with Western Singapore and WAML the “Non-U.S. Managers” and together with Western Asset, the “Managers”) with respect to the Fund at a meeting held on October 16, 2012. At a meeting held on November 14, 2012, the Independent Trustees reported to the full Board of Trustees their considerations and recommendation with respect to the Agreements, and the Board of Trustees, including a majority of the Independent Trustees, considered and approved renewal of the Agreements.

In considering the Management Agreements, the Trustees noted that although Western Asset’s business is operated through separate legal entities, such as the Non-U.S. Managers, its business is highly integrated and senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by the Non-U.S. Managers. Therefore, in connection with their deliberations noted below, the Trustees primarily focused on the information provided by Western Asset when considering the approval of the Management Agreements. The Trustees also noted that the Fund does not pay any management fees directly to any of the Non-U.S. Managers because Western Asset pays the Non-U.S. Managers for services provided to the Fund out of the management fee Western Asset receives from Guggenheim.

In arriving at their decision to renew the Agreements, the Trustees met with representatives of Guggenheim and Western Asset; reviewed a variety of information prepared by Guggenheim and Western Asset and materials provided by Lipper Inc. (“Lipper”) and counsel to the Independent Trustees; reviewed performance and expense information for peer groups of comparable funds, selected and prepared by Lipper, and certain other products available from Western Asset for investments in U.S. TIPS, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Trustees at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, such as information on public trading in the Fund’s shares and differences between the Fund’s share price and net asset value per share, and related discussions with Guggenheim’s and Western Asset’s personnel.

40	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Board approval of investment advisory and investment management agreements (unaudited) (cont’d)

As part of their review, the Trustees examined Guggenheim’s ability to provide high quality oversight and administrative and shareholder support services to the Fund, and the Managers’ ability to provide high quality investment management services to the Fund. The Trustees considered the experience of Guggenheim’s personnel in providing the types of services that Guggenheim is responsible for providing to the Fund, such as oversight of the Fund and the Managers with respect to portfolio management, and written and oral communications with the closed-end fund analyst community, investment advisers and current and prospective shareholders; the ability of Guggenheim to attract and retain capable personnel; the capability and integrity of Guggenheim’s senior management and staff; and the level of skill required to provide such services to the Fund. The Trustees also considered the investment philosophy and research and decision-making processes of the Managers; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Managers to attract and retain capable research and advisory personnel; the capability and integrity of the Managers’ senior management and staff; and the level of skill required to manage the Fund, noting in particular the substantial complexities in purchasing fixed income securities of below-investment-grade quality and emerging-markets debt instruments. In addition, the Trustees reviewed the quality of Guggenheim’s and the Managers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect Guggenheim’s and the Managers’ ability to provide high quality services to the Fund in the future, including their business reputations, financial conditions and operational stabilities. Based on the foregoing, the Trustees concluded that the Managers’ investment process, research capabilities and philosophy were well suited to the Fund given its investment objectives and policies, that Guggenheim’s various services were valuable to the Fund and that the Managers would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Fund, the Trustees also reviewed a comparison of the performance of the Fund to the performance of a group of closed-end bond funds (all of which, except for one, were leveraged through the use of reverse repurchase agreements ). The Trustees noted that the Fund had met its primary objective of producing current income to shareholders, but that the performance of the Fund was lower than its peer average performance for the one-, three- and five-year periods ended August 31, 2012. The Trustees concluded that the Managers’ management of the Fund would continue to be in the best interests of the shareholders.

The Trustees also considered the advisory fee payable by the Fund to Guggenheim, the management fee payable by Guggenheim to Western Asset, the management fees payable by Western Asset to the Non-U.S.

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund	41

Managers and the total expenses payable by the Fund. They reviewed information concerning fees paid to investment advisers of similarly-managed funds, the fees paid by Guggenheim’s other closed-end fund clients, as well as fees paid by Western Asset’s other clients, including separate accounts managed by Western Asset. The Trustees observed that the advisory fee paid by the Fund to Guggenheim was lower than the average of the fees paid by the funds in its peer group and that the total expenses for the Fund were lower than the average of the funds in its peer group. The Trustees considered that the advisory fee paid by the Fund to Guggenheim was below the average of the fees paid to Guggenheim by other closed-end fund clients; that Guggenheim was responsible for payment of the management fees to the Managers; and that the net fee retained by Guggenheim was below its fees from other closed-end fund clients. The Trustees noted that although the management fee paid by Guggenheim to Western Asset was higher than the fees paid by clients of Western Asset for accounts with similar investment strategies, the administrative and operational responsibilities for Western Asset with respect to the Fund were also relatively higher and the Fund’s investment strategy included investments in asset classes other than U.S. TIPS, which was generally not the case for Western Asset’s other clients. In light of these differences, the Trustees concluded that the management fees relative to the fees paid by Western Asset’s other clients were reasonable.

The Trustees further evaluated the benefits of the advisory relationship to the Managers, including, among others, the profitability of the relationship to Guggenheim and the Managers; the direct and indirect benefits that Guggenheim and the Managers may receive from their relationship with the Fund, including the “fallout benefits,” such as reputational value derived from serving as investment manager or adviser to the Fund; and the affiliation between the Managers and Legg Mason Partners Funds Advisor, LLC, the Fund’s administrator. In that connection, the Trustees concluded that the Guggenheim’s and the Managers’ profitability was consistent with levels of profitability that had been determined by courts not to be excessive. The trustees noted that Western Asset does not have soft dollar arrangements.

Finally, the Trustees considered, in light of the profitability information provided by Guggenheim and the Managers, the extent to which economies of scale would be realized by the Managers as the assets of the Fund grow. The Trustees concluded that, because the Fund is a closed-end fund and does not make a continuous offer of its securities, the Fund’s size was relatively fixed and it would be unlikely that the Managers would realize economies of scale from the Fund’s growth. The Trustees further noted that, as Guggenheim’s and the Managers’ profitability was consistent with levels of profitability that had been determined by courts not to be excessive, any economies of scale that may currently exist were being appropriately shared with shareholders.

42	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Board approval of investment advisory and investment management agreements (unaudited) (cont’d)

In their deliberations with respect to these matters, the Independent Trustees were advised by their independent counsel, who are independent of the Managers within the meaning of the Securities and Exchange Commission rules regarding the independence of counsel. The Independent Trustees weighed each of the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Trustees judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Trustees, including all of the Independent Trustees, determined, in the exercise of their business judgment, that they were satisfied with the quality of investment advisory services being provided by the Managers and the advisory, oversight, administrative and after-market support services being provided by Guggenheim; that the fees to be paid to the Managers under the relevant Agreements were fair and reasonable given the scope and quality of the services rendered by each Manager; and that reaffirming their prior approval of the Agreements was in the best interest of the Fund and its shareholders.

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund	43

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. Except as noted below, the business address of each Trustee and Officer is c/o Western Asset Management Company, 385 East Colorado Boulevard, Pasadena, CA 91101. Information pertaining to the Trustees and Officers of the Fund is set forth below.

Independent Trustees

Michael Larson
Year of Birth	1959
Position(s) held with Fund	Trustee and Chairman of the Board of Trustees[2,3]
Term of office and length of time served	Term expires in 2014; served since September 2004
Principal occupations during the past 5 years	Chief Investment Officer for William H. Gates III (1994-present).
Number of portfolios in fund complex overseen by Trustee[1]	2
Other directorships held by Trustee	Pan American Silver Corp. (1999-present); Republic Services Inc. (2009-present), Grupo Telensa S.A.B. (2009-present).

Ronald A. Nyberg
Year of Birth	1953
Position(s) held with Fund	Trustee[2,3]
Term of office and length of time served	Term expires in 2015; served since August 2003
Principal occupations during the past 5 years

Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000-present); Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).

Number of portfolios in fund complex overseen by Trustee[1]	55
Other directorships held by Trustee	None

44	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d

Ronald E. Toupin, Jr.
Year of Birth	1958
Position(s) held with Fund	Trustee[2,3]
Term of office and length of time served	Term expires in 2015; served since August 2003
Principal occupations during the past 5 years

Portfolio Consultant (2010-present). Formerly: Vice President, Manager and Portfolio Manager of Nuveen Asset Management, an investment advisory firm (1998-1999); Vice President and Portfolio Manager of Nuveen Investment Advisory Corporation, an investment advisory firm (1992-1999); Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Company, Inc. (1982-1999)

Number of portfolios in fund complex overseen by Trustee[1]	52
Other directorships held by Trustee	Trustee, Bennett Group of Funds (2011-present)

Interested Trustee

R. Jay Gerken
Year of Birth	1951
Position(s) held with Fund	Trustee and President[4]
Term of office and length of time served	Term expires 2015; served since March 2007
Principal occupations during the past 5 years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 161 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002).

Number of portfolios in fund complex overseen by Trustee[1]	161
Other directorships held by Trustee	None

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund	45

Officers[5]

Charles A. Ruys de Perez
Year of Birth	1957
Position(s) held with Fund	Vice President
Term of office and length of time served	Served since March 2007
Principal occupations during the past 5 years

General Counsel of Western Asset Management Company (2007-present). Formerly: Chief Compliance Officer, Putnam Investments (2004-2007); Managing Director and Senior Counsel of Putnam Investments (2001-2004).

Number of portfolios in fund complex overseen by Trustee[1]	N/A
Other directorships held by Trustee	N/A

Richard F. Sennett
100 International Drive, Baltimore, MD 21202
Year of Birth	1970
Position(s) held with Fund	Principal Financial and Accounting Officer
Term of office and length of time served	Served since December 2011
Principal occupations during the past 5 years

Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Number of portfolios in fund complex overseen by Trustee[1]	N/A
Other directorships held by Trustee	N/A

46	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Officers[5] cont’d

Erin K. Morris
100 International Drive, Baltimore, MD 21202
Year of Birth	1966
Position(s) held with Fund	Treasurer
Term of office and length of time served	Served since June 2010
Principal occupations during the past 5 years

Vice President Legg Mason & Co., LLC (since 2005); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Assistant Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2009)

Number of portfolios in fund complex overseen by Trustee[1]	N/A
Other directorships held by Trustee	N/A

Todd F. Kuehl
100 International Drive, Baltimore, MD 21202
Year of Birth	1969
Position(s) held with Fund	Chief Compliance Officer
Term of office and length of time served	Served since February 2007
Principal occupations during the past 5 years

Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

Number of portfolios in fund complex overseen by Trustee[1]	N/A
Other directorships held by Trustee	N/A

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund	47

Officers[5] cont’d

Mark E. Mathiasen
2455 Corporate West Drive, Lisle, IL 60532
Year of Birth	1978
Position(s) held with Fund	Secretary
Term of office and length of time served	Served since November 2010
Principal occupations during the past 5 years

Director, Associate General Counsel of Guggenheim Funds Services LLC (2012 - present). Formerly, Vice President; Assistant General Counsel of Guggenheim Funds Services LLC Inc. (2007-2012). Secretary of certain other funds in the Fund complex.

Number of portfolios in fund complex overseen by Trustee[1]	N/A
Other directorships held by Trustee	N/A

1  Each Trustee also serves as a Trustee of Western Asset/Claymore Inflation-Linked Securities & Income Fund, a closed-end investment company, which is considered part of the same Fund Complex as the Fund. The Investment Manager serves as investment adviser to Western Asset/Claymore Inflation-Linked Opportunities & Income Fund. Messrs. Nyberg and Toupin also serve as Trustees of Guggenheim Enhanced Equity Strategy Fund, Managed Duration Investment Grade Municipal Fund, Fiduciary/Claymore MLP Opportunity Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Strategic Opportunities Fund, Guggenheim Equal Weight Enhanced Equity Income Fund and Guggenheim Build American Bonds Managed Duration Trust, each of which is a closed-end management investment company, Claymore Exchange-Traded Fund Trust (consisting of 28 separate portfolios) and Claymore Exchange-Traded Fund Trust 2 (consisting of 14 separate portfolios), each an open-end management investment company. Additionally, Mr. Nyberg serves as a Trustee for Advent Claymore Convertible Securities and Income Fund, Advent/Claymore Enhanced Growth & Income Fund and Advent Claymore Securities and Income Fund II, each a closed-end investment company. Mr. Gerken serves as Director/Trustee to 161 other portfolios associated with Legg Mason & Co., LLC or its affiliates. Legg Mason & Co., LLC is an affiliate of the Investment Manager.

2  Member of the Audit Committee of the Board of Trustees.

3  Member of the Governance and Nominating Committee of the Board of Trustees.

4  Mr. Gerken is an “interested person” (as defined above) of the Fund because of his positions with subsidiaries of, and ownership of shares of common stock of, Legg Mason, Inc., the parent company of the Investment Manager.

5  Each officer shall hold office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified.

48	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Annual principal executive officer and principal financial officer certifications (unaudited)

The Fund’s Principal Executive Officer (“PEO”) has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s PEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund	49

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair (together with the CCO, “Complaint Officers”). Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:
Legg Mason & Co., LLC
Compliance Department
100 International Drive
Baltimore, MD 21202

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

50	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Dividend reinvestment plan

The Fund and American Stock Transfer & Trust Company LLC (“Agent”), as the Transfer Agent and Registrar of WIW, offer a convenient way to add shares of WIW to your account. WIW offers to all common shareholders a Dividend Reinvestment Plan (“Plan”). Under the Plan, cash distributions (e.g., dividends and capital gains) on the common shares are automatically invested in shares of WIW unless the shareholder elects otherwise by contacting the Agent at the address set forth below.

As a participant in the Dividend Reinvestment Plan, you will automatically receive your dividend or net capital gains distribution in newly issued shares of WIW, if the market price of the shares on the date of the distribution is at or above the net asset value (NAV) of the shares, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV, less estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market, the Agent will, as agent for the participants, buy shares of WIW through a broker on the open market. All common shares acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent.

Additional information regarding the plan

WIW will pay all costs applicable to the Plan, except for brokerage commissions for open market purchases by the Agent under the Plan, which will be charged to participants. All shares acquired through the Plan receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to shareholders that the Board of Trustees may declare.

You may terminate participation in the Plan at any time by giving notice to the Agent. Such termination will be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions. Upon termination, a participant will receive a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination.

Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service and only one Form 1099-DIV will be sent to participants each year.

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund	51

Inquiries regarding the Plan, as well as notices of termination, should be directed to American Stock Transfer & Trust Company LLC, 5201 15th Avenue, Brooklyn, NY 11219. Investor Relations telephone number 1-888-888-0151.

Schedule of portfolio holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s Form N-Q by calling 1-800-345-7999, by visiting the Fund’s website (http://www.guggenheiminvestments.com/wiw), or by writing to the Fund, or you may obtain a copy of this report (and other information relating to the Fund) from the SEC’s website (http://www.sec.gov). Additionally, the Fund’s Form N-Q can be viewed or copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room can be obtained by calling 1-800-SEC-0330.

52	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2012:

Record date:	Monthly	11/15/12	12/14/12
Payable date:	February 2012 - October 2012	11/30/12	12/31/12
Interest from Federal obligations	66.39%	66.39%	—
Long-term capital gain dividend	—	$0.017102	$0.033500

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Western Asset/Claymore

Inflation-Linked Opportunities & Income Fund

Trustees	Investment managers	Custodian
R. Jay Gerken	Western Asset Management Company	State Street Bank and Trust Company
Michael Larson	Western Asset Management Company Limited	1 Lincoln Street
Ronald A. Nyberg	Western Asset Management Company Pte. Ltd.	Boston, MA 02111
Ronald E. Toupin, Jr.	Western Asset Management Company Ltd
Legal counsel
Officers	Investment adviser	Ropes & Gray LLP
R. Jay Gerken	Guggenheim Funds Investment Advisors, LLC	1211 Avenue of the Americas
President		New York, NY 10036
Charles A. Ruys de Perez
Vice President		Independent registered public accounting firm
Todd F. Kuehl		PricewaterhouseCoopers LLP
Chief Compliance Officer		100 East Pratt Street
Richard F. Sennett		Baltimore, MD 21202
Principal Financial and Accounting Officer
Erin K. Morris		Transfer agent
Treasurer		American Stock Transfer & Trust Company LLC
Mark E. Mathiasen		5201 15th Avenue,
Secretary		Brooklyn, NY 11219

Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•  Personal information included on applications or other forms;

•  Account balances, transactions, and mutual fund holdings and positions;

•  Online account access user IDs, passwords, security challenge question responses; and

•  Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•  Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•  Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•  The Funds’ representatives such as legal counsel, accountants and auditors; and

•  Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

NOT PART OF THE ANNUAL REPORT

Privacy and Security Notice (cont’d)

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Funds’ website at www.guggenheiminvestments.com, or contact the Fund at 1-800-345-7999.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund
385 East Colorado Boulevard
Pasadena, CA 91101

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call 1-800-345-7999.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-345-7999, (2) on the Fund’s website at www.guggenheiminvestments.com/wiw and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset/Claymore Inflation-Linked Opportunities & Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
5201 15th Avenue,
Brooklyn, NY 11219

WASX013149

ITEM 2.                                                  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                                                  AUDIT COMMITTEE FINANCIAL EXPERT.

The Audit Committee of the Registrant’s Board of Trustees is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002 (the “Regulations”)). In addition, the Board of Trustees of the Registrant has determined that Mr. Ronald E. Toupin, Jr. qualifies as an “audit committee financial expert” (as such term has been defined in the Regulations) based on its review of his pertinent experience, knowledge and education.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or Board of Trustees.)

ITEM 4.                                                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the previous fiscal years ending December 31, 2011 and December 31, 2012 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $34,329 in December 31, 2011 and $27,563 in December 31, 2012.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates.

c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $4,120  in December 31, 2011 and $4,250 in December 31, 2012. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in December 31, 2011 and $1,094 in December 31, 2012, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Western Asset/Claymore Inflation-Linked Opportunities & Income Fund.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset/Claymore Inflation-Linked Opportunities & Income Fund requiring pre-approval by the Audit Committee in the Reporting Period.

e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset/Claymore Inflation-Linked Opportunities & Income Fund, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2011 and December 31, 2012; Tax Fees were 100% and 100% for December 31, 2011 and December 31, 2012; and Other Fees were 100% and 100% for December 31, 2011 and December 31, 2012.

f) N/A

g) Non-audit fees billed by the Auditor for services rendered to Western Asset/Claymore Inflation-Linked Opportunities & Income Fund, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset/Claymore Inflation-Linked Opportunities & Income Fund during the reporting period were $0 in 2012.

h) Yes.  Western Asset/Claymore Inflation-Linked Opportunities & Income Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset/Claymore Inflation-Linked Opportunities & Income Fund or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                                                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)     Registrant has a separately - designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Michael Larson

Ronald A. Nyberg

Ronald E. Toupin, Jr.

b)    Not applicable.

ITEM 6.                                                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                  DISCLOSURE OF PROXY VOITNG POLIIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

The Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-800-345-7999, (2) on the fund’s website at http://www.guggenheimfunds.com/wiw and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”), Western Asset Management Company Limited (“WAML”), Western Asset Management Company Ltd (“WAMCL”) and Western Asset Management Company Pte. Ltd. (“WAMC”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC

Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA, WAML, WAMCL and WAMC may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV, the WAML Form ADV, the WAMCL Form ADV and WAMC Form ADV, each, contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.                                                  INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	PAST 5 YEARS

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset from 2000 to 2008; Chief Investment Officer of Western Asset since 2008.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1994.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Co-portfolio manager of the fund; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

Peter H. Stutz Western Asset 385 East Colorado Blvd. Pasadena, CA	Co-portfolio manager of the fund; portfolio manager at Western Asset since 1997.

Paul E. Wynn Western Asset 385 East Colorado Blvd. Pasadena, CA	Co-portfolio manager of the fund; portfolio manager at Western Asset for more than five years

Dennis J. McNamara Western Asset 385 East Colorado Blvd. Pasadena, CA	Co-portfolio manager of the fund; portfolio manager at Western Asset for more than five years

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of December 31, 2012.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

Stephen A. Walsh‡	98 registered investment companies with $190.8 billion in total assets under management	229 Other pooled investment vehicles with $99.2 billion in assets under management(1)	718 Other accounts with $171.0 billion in total assets under management(2)

Keith J. Gardner‡	30 registered investment companies with $25.4 billion in total assets under management	27 Other pooled investment vehicles with $15.1 billion in assets under management(3)	170 Other accounts with $41.5 billion in total assets under management(4)

Michael C. Buchanan‡	42 registered investment Companies with $32.1 billion in total assets Under management	45 Other pooled investment vehicles with $26.4 billion in assets under management(5)	197 Other accounts with $49.0 billion in total assets under management(6)

Peter H. Stutz ‡	5 registered investment Companies with $2.4 billion in total assets Under management	1 Other pooled investment vehicle with $24.0 million in assets under management	12 Other accounts with $1.5 billion in total assets under management(7)

Paul E. Wynn ‡	5 registered investment Companies with $2.4 billion in total assets Under management	6 Other pooled investment vehicles with $0.9 billion in assets under management	31 Other accounts with $5.0 billion in total assets under management(8)

Dennis J. McNamara ‡	33 registered investment Company with $144.9 billion in total assets Under management	26 Other pooled investment vehicles with $10.4 billion in assets under management	149 Other accounts with $49.0 billion in total assets under management(9)

(1)	Includes 5 accounts managed, totaling $813.3 million, for which advisory fee is performance based.
(2)	Includes 67 accounts managed, totaling $16.4 billion, for which advisory fee is performance based.
(3)	Includes 1 account managed, totaling $141.0 million, for which advisory fee is performance based.
(4)	Includes 21 accounts managed, totaling $7.1 billion, for which advisory fee is performance based.
(5)	Includes 3 accounts managed, totaling $0.5 billion, for which advisory fee is performance based.
(6)	Includes 22 accounts managed, totaling $7.1 billion, for which advisory fee is performance based.
(7)	Includes 1 account managed, totaling $80.8 million, for which advisory fee is performance based.
(8)	Includes 4 accounts managed, totaling $0.6 billion, for which advisory fee is performance based.
(9)	Includes 8 accounts managed, totaling $1.5 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Walsh is involved in the management of all the Firm’s portfolios, but he is not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. He is responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, subadvisers and portfolio managers have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadvisers and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, a subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, a subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide subadvisers with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the manager’s or a subadviser’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of December 31, 2012.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
Stephen A. Walsh	F
Keith J. Gardner	D
Michael C. Buchanan	A
Peter H. Stutz	C
Paul E. Wynn	A
Dennis J. McNamara	A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.                                                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.                                           SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item 10.

ITEM 11.                                           CONTROLS AND PROCEDURES.

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                           EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Trustee & President
Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Date:	March 1, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Trustee & President
Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Date:	March 1, 2013

By:	/s/ Richard F. Sennett
(Richard F. Sennett)
Principal Financial Officer
Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Date:	March 1, 2013